UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2020
THERMON GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DE	001-35159	27-2228185
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7171 Southwest Parkway
Building 300,	Suite 200
Austin	TX	78735
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (512) 690-0600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	THR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

During the Q&A session of the Thermon Group Holdings, Inc. (“Thermon” or the “Company”) fourth quarter and fiscal year 2020 earnings conference call held earlier today, there were questions regarding scenario planning for the Company’s fiscal year ending March 31, 2021 (“fiscal 2021”).  In response to questions, Company management indicated that in a scenario in which Thermon’s total revenue was down 35% to 40% in fiscal 2021 as compared to fiscal 2020 that EBITDA would not be break-even in such scenario.  Thermon management intended to communicate that after taking into account all the relevant add-backs (including for depreciation and amortization), it is expected that the Company’s Adjusted EBITDA would be positive in such scenario.
The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The statements described herein that are not historical facts are forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. When used herein, the words "anticipate," "assume," "believe," "budget," "continue," "contemplate," "could," "should" "estimate," "expect," "intend," "may," "plan," "possible," "potential," "predict," "project," "will," "would," "future," and similar terms and phrases are intended to identify forward-looking statements in this release. Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our financial condition, results of operations and cash flows.

Actual events, results and outcomes may differ materially from our expectations due to a variety of factors. Although it is not possible to identify all of these factors, they include, among others, (i) the outbreak of the novel strain of coronavirus (COVID-19); (ii) general economic conditions and cyclicality in the markets we serve; (iii) future growth of energy, chemical processing and power generation capital investments; (iv) our ability to operate successfully in foreign countries; (v) our ability to deliver existing orders within our backlog; (vi) our ability to effectively integrate THS product lines into our existing sales and market channels; (vii) the imposition of certain operating and financial restrictions contained in our debt agreements; (viii) tax liabilities and changes to tax policy; (ix) our ability to bid and win new contracts; (x) our ability to successfully develop and improve our products and successfully implement new technologies; (xi) competition from various other sources providing similar heat tracing and process heating products and services, or alternative technologies, to customers; (xii) our revenue mix; (xiii) our ability to acquire smaller value added companies; (xiv) changes in relevant currency exchange rates; (xv) impairment of goodwill and other intangible assets; (xvi) our ability to attract and retain qualified management and employees, particularly in our overseas markets; (xvii) our ability to protect our trade secrets; (xviii) our ability to protect our intellectual property; (xix) our ability to protect data and thwart potential cyber-attacks; (xx) a material disruption at any of our manufacturing facilities; (xxi) our dependence on subcontractors and third-party suppliers; (xxii) our ability to profit on fixed-price contracts; (xxiii) our ability to achieve our operational initiatives; (xxiv) potential liability related to our products as well as the delivery of products and services; (xxv) our ability to comply with foreign anti-corruption laws; (xxvi) export control regulations or sanctions; (xxvii) changes in U.S. and foreign government administrative policy; (xxviii) geopolitical instability in Russia and Ukraine and related sanctions by the U.S. government; (xxix) our ability to comply with the complex and dynamic system of laws and regulations applicable to domestic and international operations, including U.S. government tariffs and the United Kingdom’s referendum vote; (xxx) environmental and health and safety laws and regulations as well as environmental liabilities; and (xxxi) climate change and related regulation of greenhouse gases. Any one of these factors or a combination of these factors could materially affect our future results of operations and could influence whether any forward-looking statements contained in this release ultimately prove to be accurate. For additional detail regarding the foregoing factors, and for detail regarding additional factors that have impacted or may impact our business and operations, see the information contained in Item 1A under the caption “Risk Factors” in our Annual Report on Form 10-K and the discussion of risk factors contained in our subsequent filings with the Securities and Exchange Commission.

Our forward-looking statements are not guarantees of future performance, and actual results and future performance may differ materially from those suggested in any forward-looking statements. We do not intend to update these statements unless we are required to do so under applicable securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMON GROUP HOLDINGS, INC.

Date: June 1, 2020	By:	/s/ Ryan Tarkington
	Name:	Ryan Tarkington
	Title:	General Counsel & Corporate Secretary